UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2007 (October 1, 2007)

EV Energy Partners, L.P.
(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	001-33024 (Commission File No.)	20-4745690 (I.R.S. Employer Identification No.)

1001 Fannin, Suite 800, Houston, Texas (Address of Principal Executive Offices)	77002 (Zip Code)

Registrant’s telephone number, including area code: (713) 651-1144

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

We are filing the audited consolidated balance sheet of EV Energy GP, L.P. as of December 31, 2006, which is included as Exhibit 99.1 to this Current Report on Form 8-K, and the unaudited condensed consolidated balance sheet of EV Energy GP, L.P. as of June 30, 2007, which is included as Exhibit 99.2 to this Current Report on Form 8-K. EV Energy GP, L.P. is the general partner of EV Energy Partners, L.P.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

23.2 Consent of Deloitte & Touche LLP

99.1 Audited Consolidated Balance Sheet as of December 31, 2006

99.2 Unaudited Condensed Consolidated Balance Sheet as of June 30, 2007

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EV Energy Partners, L.P.

Dated: October 1, 2007	By:	/s/ MICHAEL E. MERCER
Michael E. Mercer Chief Financial Officer of EV Management LLC, general partner of EV Energy GP, L.P., general partner of EV Energy Partners, L.P.

EXHIBIT INDEX

23.2 Consent of Deloitte & Touche LLP

99.1 Audited Consolidated Balance Sheet as of December 31, 2006

99.2 Unaudited Condensed Consolidated Balance Sheet as of June 30, 2007